EXHIBIT 10.20
                            STOCK EXCHANGE AGREEMENT

           This Stock Exchange Agreement is entered into this 19th day of June, 1998 by and between DermaGuard, Inc., a Louisiana corporation ("DermaGuard"), with its principal place of business at 3500 St. Charles Avenue, New Orleans, LA 70115, represented herein by Egbert L. Ming, its President, duly authorized by corporate resolution dated June 18, 1998 attached hereto, and National Boston Medical, Inc., a Delaware corporation ("NBM"), with its principal place of business at 43 Taunton Green, Taunton, Massachusetts, 02780, represented herein by Daniel J. Hoyng, its President, duly authorized by corporate resolution dated June 18, 1998 attached hereto.

           WHEREAS, NBM desires to acquire ten percent (10%) or 700 shares of the 7,000 issued and outstanding voting shares of stock of DermaGuard, Inc. and DermaGuard desires to acquire three percent (3%) or 150,000 shares of the 5,000,000 issued and outstanding voting shares of stock of NBM;

           NOW  THEREFORE,   in   consideration  of  the  mutual  covenants  and
agreements set froth herein, and other good and valuable consideration, the parties agree as follows:

           1. NBM shall issue 150,000 shares of its voting common stock to DermaGuard and in exchange thereof, DermaGuard shall issue 700 shares of its voting common stock to NBM.

           2. NBM hereby represents and warrants that the 150,000 shares issued to DermaGuard pursuant to paragraph 1 above constitutes three percent (3%) of all of its issued and outstanding shares as of June 18, 1998.

           3. DermaGuard hereby represents and warrants that the 700 shares issued to NBM pursuant to paragraph 1 above constitutes ten percent (10%) of all DermaGuard's issued and outstanding shares as of June 18, 1998.

           4. Pursuant to the above, NBM hereby agrees to transfer to DermaGuard, Inc. 150,000 shares of NBM's stock and DermaGuard hereby agrees to transfer to NBM 700 shares of DermaGuard's stock within seven days of the date of execution of this agreement.

           5. Each party hereto represents and warrants that the shares acquired by said party are being acquired for said party's own account for investment, with no view to public distribution or resale thereof. Neither party will offer or sell any such shares received pursuant to this agreement in violation of the provisions of the Securities Act of 1933 and applicable State Blue Sky Laws.

           6. Each party hereto represents and warrants that the shares issued by it to the other party will be duly authorized, validly issued, fully paid and non-assessable.

           7. This agreement shall be governed by the laws of the State of Louisiana.

           8. If, at any time, NBM proposes to file a registration statement under the Securities Act of 1933 with respect to an offering by NBM for its own accounts or for the account of any security holders of NBM shares of stock, NBM shall give written notice of such proposed filing to DermaGuard at least thirty
(30) days before the date of anticipated filing with the Securities Exchange Commission. In said notice NBM shall offer to DermaGuard the opportunity, to register such number of shares as DermaGuard may request in writing (hereinafter referred to as "Piggyback Registration"). In connection with any Piggyback Registration, NBM shall be responsible for all registration expenses but


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not for any fees and expenses of counsel to DermaGuard.

     IN WITNESS WHEREOF the parties executed this agreement this 19 day of June, 1998. WITNESSES:

                                        NATIONAL BOSTON MEDICAL, INC.

/s/Micheal A. Laynd
--------------------
  /s/ Robert V. Alen                      By:  /s/Daniel J. Hoyng
--------------------                         ------------------------
                                          Daniel J.  Hoyng, President

                                          DERMAGUARD, INC.
 /s/Mercedes Perez
-------------------
/s/ Trae Miller                          By: /s/Egbert L. Ming
-------------------                          -----------------------
                                         Egbert L.  Ming, President



                          A C K N O W L E D G E M E N T

STATE OF MASSACHUSETTS

COUNTY OF BRISTOL

     BEFORE ME, Shabha Kunar, a Notary in and for the said state and parish, this day personally appeared: DANIEL J. HOYNG appearing herein in his capacity as President of National Boston Medical, Inc. to me personally known to be the identical person whose name is subscribed to the foregoing Manufacturing, Distribution and Assignment Agreement as representing National Boston Medical, Inc., and acknowledged to me in the presence of the undersigned witnesses that he executed the same on the date hereof on behalf of said corporation, and that it was executed for the uses, purposes and considerations therein expressed by authority of the Board of Directors of said corporation, as the free act and deed of said corporation.

           IN WITNESS WHEREOF, I have hereunto signed this acknowledgment with the said appearer and the two competent witnesses at Taunton , Massachusetts, on the 23rd day of June, 1998, after due reading of the whole.

WITNESSES:
 /s/Micheal A. Laynd
-------------------------
  /s/ Robert V. Alen                          By:  /s/Daniel J. Hoyng
-------------------------                         ------------------------
                                              Daniel J.  Hoyng, President


                                /s/ Shaliha Kumar
                                ---------------------
                                NOTARY PUBLIC
                                MY COMMISSION EXPIRES AUGUST 9, 2002


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                          A C K N O W L E D G E M E N T

STATE OF LOUISIANA

PARISH OF ORLEANS

     BEFORE ME, A.T. Ferrouillet, a Notary in and for the said state and parish, this day personally appeared: EGBERT L. MING appearing herein in his capacity as President of DermaGuard, Inc. to me personally known to be the identical person whose name is subscribed to the foregoing Manufacturing, Distribution and Assignment Agreement as representing DermaGuard, Inc., and acknowledged to me in the presence of the undersigned witnesses that he executed the same on the date hereof on behalf of said corporation, and that it was executed for the uses, purposes and considerations therein expressed by authority of the Board of Directors of said corporation, as the free act and deed of said corporation.

           IN WITNESS WHEREOF, I have hereunto signed this acknowledgment with the said appearer and the two competent witnesses at New Orleans, Louisiana, on the 18th day of June, 1998, after due reading of the whole.

WITNESSES:

 /s/Mercedes Perez
---------------------
/s/ Trae Miller                              By: /s/Egbert L. Ming
---------------------                        -----------------------
                                          Egbert L.  Ming, President


                                          /s/Alvany Ferroviller, Jr.
                                         ----------------------------
                                          NOTARY PUBLIC